                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    ---------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                DECEMBER 6, 2001


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         NEVADA                        001-14256                13-3869719
(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)           Identification No.)


                             410 SEVENTEENTH STREET
                                   SUITE 2300
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

         On December 4, 2001, Westport Resources Corporation, a Nevada corporation (the "Company"), issued a press release announcing that Robert A. Haas was appointed to the Board of Directors of the Company (the "Board") on November 28, 2001. Mr. Haas is a Partner of Dr. Richard J. Haas Partners, Trust Lawyers. Mr. Haas replaces Alex M. Cranberg, who resigned from the Board effective November 27, 2001. The press release is attached to this Form 8-K as
Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

                        EXHIBIT
                        NUMBER                       EXHIBIT
                         99.1 Press release dated December 4, 2001 entitled "Robert A. Haas Appointed to the Westport Board."




                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  WESTPORT RESOURCES CORPORATION

Date: December 6, 2001                            By: /s/ Howard L. Boigon
                                                      --------------------------
                                                  Name:  Howard L. Boigon
                                                  Title: Vice President, General
                                                         Counsel and Secretary

                                  EXHIBIT INDEX

         EXHIBIT
         NUMBER                 EXHIBIT
         -------                -------
          99.1*    Press release dated  December 4, 2001 entitled
                   "Robert A. Haas  Appointed to the Westport Board."


              *Filed herewith.